Exhibit 99.1

©2023 XPO, INC. XPO Post - Spin Financial Data Presentation April 2023

©2023 XPO, INC. On November 1 , 2022 , XPO, Inc . (“XPO” or the “Company”) completed the spin - off of its tech - enabled brokered transportation platform as RXO, Inc . (the "RXO Separation") . Additionally, in March 2022 , XPO sold its North American intermodal operation (“Intermodal Sale”) and recorded a $ 430 million pre - tax gain on the sale, net of transaction costs and working capital adjustments, in 2022 . The Intermodal Sale together with the RXO Separation were part of a single plan of disposal . In addition to the RXO Separation and Intermodal Sale, on August 2 , 2021 , XPO completed the spin - off of its logistics segment as GXO Logistics, Inc . (the "GXO Separation," together with the RXO Separation and Intermodal Sale, the "Separations") . The historical results of operations and the financial positions of the RXO Separation, Intermodal Sale and GXO Separation are presented as discontinued operations and, as such, have been excluded from both continuing operations and segment results for all periods presented . The Intermodal Sale qualified to be accounted for as a discontinued operation after the RXO Separation because the Intermodal Sale and RXO Separation were part of one strategic plan of disposal . On November 1 , 2022 , XPO filed a Current Report on Form 8 - K (the “November Form 8 - K”), which included unaudited pro forma condensed consolidated statements of operations for the six months ended June 30 , 2022 , and for each of the years ended December 31 , 2021 , 2020 and 2019 to illustrate the estimated effects of the Separations . On December 1 , 2022 , XPO also filed a Current Report on Form 8 - K (the “December Form 8 - K”), which included additional unaudited pro forma condensed consolidated and adjusted financial data . In this presentation, XPO is providing additional unaudited condensed consolidated and adjusted financial data to assist investors in assessing XPO's historical performance on a basis that (i) excludes these Separations, (ii) reflects incremental corporate allocations of approximately $ 20 million per quarter from Corporate to our North American Less - Than - Truckload (“North American LTL”) segment, (iii) reflects changes in expense captions within operating income in the Consolidated Statements of Income (Loss) to reflect the nature of the expense (the natural expense classification is designed to increase transparency and improve comparability and has no impact on Revenues, Total Operating Expense, and Operating Income), and (iv) conforms the North American LTL Summary Financial Table, the European Transportation Summary Financial Table and the Corporate Summary Financial Table to the Consolidated Statements of Income (Loss) . Additionally, certain non - GAAP metrics for the Company’s North American LTL segment have been updated . This data should be read in conjunction with (i) the unaudited pro forma financial information included in both the November Form 8 - K and December Form 8 - K, which were prepared in accordance with Regulation S - X Article 11 , Pro Forma Financial Information, as amended, (ii) XPO’s Annual Report on Form 10 - K for the year ended December 31 , 2022 , and (iii) the reconciliations provided herein . This presentation has been prepared by XPO for illustrative and informational purposes . NON - GAAP FINANCIAL MEASURES As required by the rules of the Securities and Exchange Commission (“SEC”), we provide reconciliations of the non - GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which reconciliations are set forth in the financial tables below . XPO’s non - GAAP financial measures used in this presentation include adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) on a consolidated basis and for Corporate ; adjusted EBITDA margin on a consolidated basis and for our North American LTL and European Transportation segments ; adjusted net income (loss) from continuing operations attributable to common shareholders and adjusted diluted earnings (loss) from continuing operations per share ("adjusted EPS") on a consolidated basis ; adjusted operating income (loss) for our North American LTL and European Transportation segments ; and adjusted operating ratio for our North American LTL segment . We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . We believe that adjusted EBITDA and adjusted EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), goodwill impairment charge, tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that adjusted net income (loss) from continuing operations attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition - related intangible assets, transaction and integration costs, restructuring costs, goodwill impairment and other adjustments as set out in the attached tables . We believe that adjusted operating income and adjusted operating ratio improve the comparability of our operating results from period to period by removing the impact of certain transaction and integration costs and restructuring costs, as well as amortization expenses and goodwill impairment as set out in the attached tables . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss) from continuing operations attributable to common shareholders and adjusted EPS include adjustments for transaction and integration costs, goodwill impairment, as well as restructuring costs and other adjustments as set forth in the financial tables below . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, stock - based compensation, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating XPO's ongoing performance . 1 Basis of Presentation and Disclaimers:

©2023 XPO, INC. • In the first quarter 2023, XPO made certain changes to its financial reporting to increase transparency and improve comparability. Prior periods are being recast to reflect these changes, summarized as follows: • Consolidated Statements of Income (Loss) : The expense captions within operating income have been changed to reflect the nature of the expense. The following depicts the ‘old basis’ and ‘new basis’. The Summary Financial Tables (P&Ls) for North American LTL, European Transportation, and Corporate have been similarly adjusted. The change to natural expense classification has no impact on Consolidated Revenues, Total Operating Expense, and Operating Income. • North American LTL : As previously disclosed, effective in the first quarter 2023, XPO began allocating incremental corporate costs to its North American LTL Segment. The North American LTL and Corporate Summary Financial Tables have been recast to reflect these incremental allocations, which approximate $80 million annually. 2 Summary of Financial Reporting Changes Historical Presentation ('Old Basis') New Presentation ('New Basis') Revenue Revenue Cost of transportation and services Salaries, wages, and employee benefits Direct operating expense Purchased transportation Sales, general and administrative expense Fuel, operating expenses and supplies Depreciation and amortization expense Operating taxes and licenses Goodwill impairment Insurance and claims Transaction and integration costs Gains on sales of property and equipment Restructuring costs Depreciation and amortization expense Operating income Goodwill impairment Transaction and integration costs Restructuring costs Operating income

©2023 XPO, INC. ©2023 XPO, INC. Table of Contents Slide 4: XPO, Inc. Consolidated Statements of Income (Loss) Slide 5: North American Less - Than - Truckload Segment Summary Financial Table Slide 6: North American Less - Than - Truckload Summary Data Table Slide 7: European Transportation Segment Summary Financial Table Slide 8: Corporate Summary Financial Table Slides 9 - 10: Consolidated Non - GAAP Reconciliations Slide 11: Appendix

Consolidated Income Statement

Note: The table below reflects our historical Consolidated Statements of Income (Loss) as updated to reflect our new expense captions.

XPO, Inc.
Consolidated Statements of Income (Loss)
(Unaudited)
(In millions, except per share data)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 2020	June 2020	September 2020	December 2020	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	December 2022	December 2022
Revenue	$ 1,580	$ 1,322	$ 1,622	$ 1,644	$ 6,168	$ 1,727	$ 1,873	$ 1,830	$ 1,772	$ 7,202	$ 1,894	$ 2,047	$ 1,946	$ 1,831	$ 7,718
Salaries, wages and employee benefits	659	601	656	671	2,587	705	727	729	705	2,866	725	752	739	729	2,945
Purchased transportation	410	315	420	435	1,580	455	495	496	488	1,934	510	525	480	449	1,964
Fuel, operating expenses and supplies	334	304	319	331	1,288	370	376	365	381	1,492	418	434	425	410	1,687
Operating taxes and licenses	16	16	15	13	60	15	14	14	13	56	16	13	15	14	58
Insurance and claims	35	51	54	39	179	43	42	44	45	174	56	48	41	38	183
Gains on sales of property and equipment	(28)	(11)	(28)	(23)	(90)	(23)	(7)	(6)	(36)	(72)	(1)	(1)	(1)	(57)	(60)
Depreciation and amortization expense	93	96	95	94	378	95	98	96	96	385	94	96	99	103	392
Goodwill impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	64	64
Transaction and integration costs	34	24	-	9	67	5	7	13	11	36	7	7	2	42	58
Restructuring costs	1	21	-	-	22	1	1	14	3	19	6	2	7	35	50
Operating income (loss)	26	(95)	91	75	97	61	120	65	66	312	63	171	139	4	377
Other income	(19)	(8)	(10)	(10)	(47)	(17)	(9)	(19)	(15)	(60)	(14)	(13)	(15)	(13)	(55)
Debt extinguishment loss	-	-	-	-	-	8	-	46	-	54	-	26	-	13	39
Interest expense	67	79	81	81	308	65	58	53	35	211	37	31	35	32	135
Income (loss) from continuing operations before income tax provision (benefit)	(22)	(166)	20	4	(164)	5	71	(15)	46	107	40	127	119	(28)	258
Income tax provision (benefit)	(13)	(58)	8	9	(54)	-	14	(2)	(1)	11	8	31	27	8	74
Income (loss) from continuing operations	(9)	(108)	12	(5)	(110)	5	57	(13)	47	96	32	96	92	(36)	184
Income (loss) from discontinued operations, net of taxes	34	(26)	86	133	227	113	101	(44)	75	245	456	45	39	(58)	482
Net income (loss)	25	(134)	98	128	117	118	158	(57)	122	341	488	141	131	(94)	666
Net loss from continuing operations attributable to noncontrolling interests	-	3	-	-	3	-	-	-	-	-	-	-	-	-	-
Net income from discontinued operations attributable to noncontrolling interests	(2)	-	(5)	(3)	(10)	(3)	(2)	-	-	(5)	-	-	-	-	-
Net income (loss) attributable to XPO	$ 23	$ (131)	$ 93	$ 125	$ 110	$ 115	$ 156	$ (57)	$ 122	$ 336	$ 488	$ 141	$ 131	$ (94)	$ 666
Net income (loss) attributable to common shareholders [(1)] [(2)]															
Continuing operations	$ (11)	$ (106)	$ 3	$ (37)	$ (138)	$ 5	$ 57	$ (13)	$ 47	$ 96	$ 32	$ 96	$ 92	$ (36)	$ 184
Discontinued operations	32	(26)	81	130	217	110	99	(44)	75	240	456	45	39	(58)	482
Net income (loss) attributable to common shareholders	$ 21	$ (132)	$ 84	$ 93	$ 79	$ 115	$ 156	$ (57)	$ 122	$ 336	$ 488	$ 141	$ 131	$ (94)	$ 666
Basic earnings (loss) per share attributable to common shareholders [(1)]															
Continuing operations	$ (0.12)	$ (1.17)	$ 0.03	$ (0.40)	$ (1.50)	$ 0.04	$ 0.51	$ (0.11)	$ 0.40	$ 0.85	$ 0.28	$ 0.83	$ 0.80	$ (0.31)	$ 1.60
Discontinued operations	0.35	(0.28)	0.90	1.41	2.37	1.04	0.88	(0.39)	0.66	2.14	3.97	0.40	0.34	(0.50)	4.19
Basic earnings (loss) per share attributable to common shareholders	$ 0.23	$ (1.45)	$ 0.93	$ 1.01	$ 0.87	$ 1.08	$ 1.39	$ (0.50)	$ 1.06	$ 2.99	$ 4.25	$ 1.23	$ 1.14	$ (0.81)	$ 5.79
Diluted earnings (loss) per share attributable to common shareholders [(1)]															
Continuing operations	$ (0.12)	$ (1.17)	$ 0.03	$ (0.40)	$ (1.50)	$ 0.04	$ 0.51	$ (0.11)	$ 0.40	$ 0.83	$ 0.28	$ 0.83	$ 0.79	$ (0.31)	$ 1.59
Discontinued operations	0.35	(0.28)	0.80	1.41	2.37	0.98	0.87	(0.39)	0.65	2.10	3.94	0.39	0.34	(0.50)	4.17
Diluted earnings (loss) per share attributable to common shareholders	$ 0.23	$ (1.45)	$ 0.83	$ 1.01	$ 0.87	$ 1.02	$ 1.38	$ (0.50)	$ 1.05	$ 2.93	$ 4.22	$ 1.22	$ 1.13	$ (0.81)	$ 5.76
Weighted-average common shares outstanding															
Basic weighted-average common shares outstanding	92	91	91	92	92	106	112	115	115	112	115	115	115	115	115
Diluted weighted-average common shares outstanding	92	91	102	92	92	112	113	115	116	114	116	116	116	115	116

(1) The sum of quarterly net income (loss) attributable to common shareholders and earnings (loss) per share attributable to common shareholders may not equal year-to-date amounts due to differences in the weighted-average number of shares outstanding during the respective periods and because losses are not allocated to the Series A Preferred Stock in calculating earnings per share.

(2) Net income (loss) from continuing operations attributable to common shareholders reflects the following items:

Cash paid for conversion of preferred stock [(a)]	-	-	-	22	22	-	-	-	-	-	-	-	-	-	-
Non-cash allocation of undistributed earnings	1	-	9	9	6	-	-	-	-	-	-	-	-	-	-
Preferred dividends	1	1	-	1	3	-	-	-	-	-	-	-	-	-	-

(a) The cash paid for conversion of preferred stock in 2020 is in connection with the conversion of the Company's Series A Preferred Stock into the Company's common stock.

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©2023 XPO, INC.

North American Less-Than-Truckload

Note: The table below reflects our new expense captions as well as the incremental corporate allocations of approximately $20 million per quarter from Corporate to our North American Less-Than-Truckload segment.

North American Less-Than-Truckload Segment
Summary Financial Table
(Unaudited)
(In millions)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 2020	June 2020	September 2020	December 2020	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	December 2022	December 2022
Revenue (excluding fuel surcharge revenue)	$ 777	$ 703	$ 827	$ 806	$ 3,113	$ 829	$ 918	$ 906	$ 840	$ 3,493	$ 900	$ 949	$ 931	$ 851	$ 3,631
Fuel surcharge revenue	123	92	108	110	433	135	164	167	166	632	207	291	274	242	1,014
Revenue	900	795	935	916	3,546	964	1,082	1,073	1,006	4,125	1,107	1,240	1,205	1,093	4,645
Salaries, wages and employee benefits	463	437	466	477	1,843	484	516	525	503	2,028	520	548	562	546	2,176
Purchased transportation	87	70	90	87	334	94	116	124	118	452	136	134	123	106	499
Fuel, operating expenses and supplies (1)	176	160	158	158	652	187	193	200	202	782	232	257	252	242	983
Operating taxes and licenses	14	13	11	10	48	11	11	11	11	44	13	11	13	11	48
Insurance and claims	22	28	31	25	106	24	27	30	32	113	35	32	31	25	123
Gains on sales of property and equipment	(27)	(10)	(26)	(14)	(77)	(17)	(5)	(4)	(35)	(61)	-	-	-	(54)	(54)
Depreciation and amortization	56	58	55	56	225	55	57	57	58	227	56	59	60	64	239
Transaction and integration costs	2	3	-	-	5	-	-	1	-	1	-	2	-	1	3
Restructuring costs	-	5	-	(1)	4	-	-	-	-	-	3	-	2	-	5
Operating income (2)	107	31	150	118	406	126	167	129	117	539	112	197	162	152	623
Operating ratio (3)	88.1%	96.1%	84.0%	87.1%	88.6%	86.9%	84.6%	88.0%	88.4%	86.9%	89.9%	84.1%	86.6%	86.1%	86.6%
Other income	1	-	-	-	1	-	-	-	-	-	-	-	1	-	1
Amortization expense	8	9	8	9	34	8	9	9	8	34	8	9	9	8	34
Transaction and integration costs	2	3	-	-	5	-	-	1	-	1	-	2	-	1	3
Restructuring costs	-	5	-	(1)	4	-	-	-	-	-	3	-	2	-	5
Gains on real estate transactions	(27)	(10)	(26)	(14)	(77)	(17)	(5)	(5)	(35)	(62)	-	-	-	(55)	(55)
Adjusted operating income (7)	$ 91	$ 38	$ 132	$ 112	$ 373	$ 117	$ 171	$ 134	$ 90	$ 512	$ 123	$ 208	$ 174	$ 106	$ 611
Adjusted operating ratio (4) (7)	89.9%	95.2%	85.9%	87.8%	89.5%	87.9%	84.2%	87.5%	91.1%	87.6%	88.9%	83.2%	85.6%	90.3%	86.8%
Depreciation expense	48	49	47	47	191	47	48	48	50	193	48	50	51	56	205
Pension income	11	11	11	10	43	14	14	15	15	58	15	15	14	15	59
Gains on real estate transactions	27	10	26	14	77	17	5	5	35	62	-	-	-	55	55
Other	-	-	1	(1)	-	-	-	1	-	1	-	1	1	-	2
Adjusted EBITDA (5)	$ 177	$ 108	$ 217	$ 182	$ 684	$ 195	$ 238	$ 203	$ 190	$ 826	$ 186	$ 274	$ 240	$ 232	$ 932
Adjusted EBITDA Margin (6)	19.7%	13.6%	23.2%	19.9%	19.3%	20.2%	22.0%	18.9%	18.9%	20.0%	16.8%	22.1%	19.9%	21.2%	20.1%

(1) Fuel, operating expenses and supplies includes fuel-related taxes.

(2) Operating income reflects an allocation of incremental Corporate costs of approximately $20 million per quarter.

(3) Operating ratio is calculated as (1 - (operating income divided by revenue)).

(4) Adjusted operating ratio is calculated as (1 - (adjusted operating income divided by revenue)); adjusted operating margin is the inverse of adjusted operating ratio.

(5) Adjusted EBITDA is used by our chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280.

(6) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue.

(7) See the "Non-GAAP Financial Measures" section.

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©2023 XPO, INC.

North American Less-Than-Truckload

North American Less-Than-Truckload
Summary Data Table
(Unaudited)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 2020	June 2020	September 2020	December 2020	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	December 2022	December 2022
Pounds per day (thousands)	68,212	61,990	69,952	70,823	67,725	70,730	76,520	72,152	67,372	71,739	70,176	72,333	70,063	67,996	70,163
Shipments per day	48,603	45,600	50,953	50,375	48,875	49,788	53,130	50,637	47,910	50,392	48,366	50,274	49,744	48,622	49,257
Average weight per shipment (in pounds)	1,403	1,359	1,373	1,406	1,386	1,421	1,440	1,425	1,406	1,424	1,451	1,439	1,408	1,398	1,424
Revenue per shipment	$ 288.60	$ 273.73	$ 286.16	$ 295.44	$ 286.19	$ 306.77	$ 320.49	$ 330.44	$ 343.49	$ 324.94	$ 356.95	$ 388.10	$ 378.26	$ 368.27	$ 373.10
Gross revenue per hundredweight (including fuel surcharges) [1]	$ 21.16	$ 20.79	$ 21.30	$ 21.34	$ 21.16	$ 22.13	$ 22.67	$ 23.65	$ 24.93	$ 23.30	$ 25.38	$ 27.68	$ 27.52	$ 27.03	$ 26.90
Gross revenue per hundredweight (excluding fuel surcharges) [1]	$ 18.34	$ 18.45	$ 18.90	$ 18.82	$ 18.63	$ 19.11	$ 19.29	$ 20.02	$ 20.90	$ 19.80	$ 20.76	$ 21.34	$ 21.43	$ 21.19	$ 21.18
Average length of haul (in miles)	813.3	816.5	837.2	834.8	825.7	833.2	836.3	847.0	843.1	839.8	835.1	826.3	831.0	832.3	831.1
Total average load factor [2]	23,859	24,551	24,205	23,986	24,138	24,411	24,406	23,905	23,309	24,018	24,219	23,955	23,574	23,099	23,718
Average age of tractor fleet (years)	5.14	5.31	5.68	5.43		5.59	5.79	5.86	5.88		5.87	5.87	5.96	5.90	
Number of working days	64.0	63.5	64.0	61.5	253.0	63.0	63.5	64.0	61.0	251.5	64.0	64.0	64.0	61.0	252.5

[1] Gross revenue per hundredweight excludes the adjustment required for financial statement purposes in accordance with the Company's revenue recognition policy.
[2] Total average load factor equals freight pound miles divided by total linehaul miles.
Note: Table excludes the Company's trailer manufacturing operations.

6
©2023 XPO, INC.

European Transportation

Note: The table below reflects our European Transportation segment historical summary financials as updated to reflect our new expense captions.

Summary Financial Table
(Unaudited)
(In millions)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 2020	June 2020	September 2020	December 2020	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	December 2022	December 2022
Revenue	$ 680	$ 527	$ 687	$ 728	$ 2,622	$ 763	$ 791	$ 757	$ 766	$ 3,077	$ 787	$ 807	$ 741	$ 738	$ 3,073
Salaries, wages and employee benefits	167	146	167	185	665	187	184	177	182	730	185	185	167	180	717
Purchased transportation	323	245	330	348	1,246	361	379	372	370	1,482	374	391	357	343	1,465
Fuel, operating expenses and supplies (1)	151	123	144	152	570	167	163	153	159	642	174	166	159	161	660
Operating taxes and licenses	2	3	3	3	11	3	3	3	2	11	3	2	2	3	10
Insurance and claims	13	15	15	13	56	15	15	14	13	57	14	15	13	15	57
Gains on sales of property and equipment	(1)	(1)	(2)	(9)	(13)	(6)	(2)	(2)	(1)	(11)	(1)	(1)	(1)	(3)	(6)
Depreciation and amortization	30	31	33	34	128	34	36	35	35	140	33	32	31	32	128
Goodwill impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	64	64
Transaction and integration costs	2	5	-	1	8	1	2	3	8	14	2	1	2	1	6
Restructuring costs	1	9	-	-	10	1	-	8	1	10	2	1	1	2	6
Operating income (loss)	(8)	(49)	(3)	1	(59)	-	11	(6)	(3)	2	1	15	10	(60)	(34)
Other income (expense)	-	-	-	(7)	(7)	(4)	(3)	2	(2)	(7)	-	-	(1)	-	(1)
Amortization expense	5	5	6	6	22	6	5	6	5	22	5	5	5	5	20
Goodwill impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	64	64
Transaction and integration costs	2	5	-	1	8	1	2	3	8	14	2	1	2	1	6
Restructuring costs	1	9	-	-	10	1	-	8	1	10	2	1	1	2	6
Adjusted operating income (loss) (4)	$ -	$ (30)	$ 3	$ 1	$ (26)	$ 4	$ 15	$ 13	$ 9	$ 41	$ 10	$ 22	$ 17	$ 12	$ 61
Depreciation expense	25	26	27	28	106	28	31	29	30	118	28	27	26	27	108
Other	-	-	-	7	7	5	1	-	-	6	-	-	-	-	-
Adjusted EBITDA (2)	$ 25	$ (4)	$ 30	$ 36	$ 87	$ 37	$ 47	$ 42	$ 39	$ 165	$ 38	$ 49	$ 43	$ 39	$ 169
Adjusted EBITDA Margin (3)	3.6%	-0.8%	4.4%	5.0%	3.3%	4.8%	6.0%	5.5%	5.2%	5.4%	4.9%	6.0%	5.9%	5.2%	5.5%

(1) Fuel, operating expenses and supplies includes fuel-related taxes.

(2) Adjusted EBITDA is used by our chief operating decision maker to evaluate segment profit (loss) in accordance with ASC 280.

(3) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue.

(4) See the "Non-GAAP Financial Measures" section.

7 ©2023 XPO, INC.

Corporate

Note: The table below reflects our Corporate historical summary financials as updated to reflect our new expense captions as well as incremental corporate allocations of approximately $20 million per quarter from Corporate to our North American Less-Than-Truckload segment.

Corporate
Summary Financial Table
(Unaudited)
(In millions)

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	March 2020	June 2020	September 2020	December 2020	December 2020	March 2021	June 2021	September 2021	December 2021	December 2021	March 2022	June 2022	September 2022	December 2022	December 2022
Revenue	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Salaries, wages and employee benefits	$ 29	$ 18	$ 23	$ 9	$ 79	$ 34	$ 27	$ 27	$ 20	$ 108	$ 20	$ 19	$ 10	$ 3	$ 52
Fuel, operating expenses and supplies	7	21	17	21	66	16	20	12	20	68	12	11	14	7	44
Operating taxes and licenses	-	-	1	-	1	1	-	-	-	1	-	-	-	-	-
Insurance and claims	-	8	8	1	17	4	-	-	-	4	7	1	(3)	(2)	3
Depreciation and amortization	7	7	7	4	25	6	5	4	3	18	5	5	8	7	25
Transaction and integration costs	30	16	-	8	54	4	5	9	3	21	5	4	-	40	49
Restructuring costs	-	7	-	1	8	-	1	6	2	9	1	1	4	33	39
Operating loss [1]	(73)	(77)	(56)	(44)	(250)	(65)	(58)	(58)	(48)	(229)	(50)	(41)	(33)	(88)	(212)
Other income (expense) [2]	4	(2)	(2)	1	1	1	(1)	1	1	2	(1)	(3)	-	(1)	(5)
Depreciation and amortization	7	7	7	4	25	6	5	4	3	18	5	5	8	7	25
Transaction and integration costs	30	16	-	8	54	4	5	9	3	21	5	4	-	40	49
Restructuring costs	-	7	-	1	8	-	1	6	2	9	1	1	4	33	39
Adjusted EBITDA [3]	$ (32)	$ (49)	$ (51)	$ (30)	$ (162)	$ (54)	$ (48)	$ (38)	$ (39)	$ (179)	$ (40)	$ (34)	$ (21)	$ (9)	$ (104)

(1) Operating loss reflects an incremental allocation of Corporate costs to our North American Less-Than-Truckload segment of approximately $20 million per quarter.

(2) Other income (expense) consists of foreign currency gain (loss) and other income (expense).

(3) See the "Non-GAAP Financial Measures" section.

8 ©2023 XPO, INC.

©2023 XPO, INC. 9 Consolidated Adjusted EBITDA

©2023 XPO, INC. 10 Consolidated Adjusted EPS

©2023 XPO, INC. Appendix Slide 12: Damages Claims Ratio

©2023 XPO, INC. 12 Damages Claims Ratio (as a % of LTL Revenue) Note: Based on claims payment data